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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   June 21, 1995
                                                    -------------

                         GARNET RESOURCES CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      0-16621                74-2421851
- --------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)


             333 Clay Street
             Suite 4500
             Houston, Texas                                  77002
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(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:  (713) 759-1692
                                                     --------------



                                 Page 1 of 2 Pages

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Item 5.   Other Events

          Reference is made to the press release dated June 22, 1995, a copy of which is attached hereto.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits:

              Exhibit
              Number                     Description
              -------                    -----------
                99.1          Press Release dated 6/22/95


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GARNET RESOURCES CORPORATION

                                           /s/ W. Kirk Bosche'
                                       -----------------------------
                                              W. Kirk Bosche'
                                              Vice President


Dated:     June 30, 1995




                             Page 2 of 2 Pages
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                                EXHIBIT INDEX


Exhibit
Number                    Description
- -------                   -----------
  99.1            Press Release dated 6/22/95